UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08673

BNY Mellon Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Investment Portfolios, MidCap Stock Portfolio

ANNUAL REPORT December 31, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by Peter D. Goslin, CFA, Adam Logan, CFA, Chris Yao, CFA and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon Investment Portfolios, MidCap Stock Portfolio’s Initial shares produced a total return of 8.11%, and its Service shares produced a total return of 7.85%.1 In comparison, the fund’s benchmark, the S&P MidCap 400® Index (the “Index”), produced a total return of 13.66% for the same period.2

Mid-cap stocks posted gains over the reporting period, bolstered by supportive central bank policies during the COVID-19 pandemic. The fund lagged the Index, primarily due to security selection shortfalls in the industrials, information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded, common stocks of medium-sized, domestic companies in the aggregate, as represented by the Index. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of mid-cap companies.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines quantitative-modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the Index is a primary goal of the investment process.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings quality measures.

Next, the fund’s portfolio managers construct the portfolio through a risk-controlled process, focusing on stock selection, as opposed to making proactive decisions as to industry and sector exposure. The portfolio managers seek to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to the fund’s benchmark. Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Central Bank Policy and COVID-19 Influence Markets

After an optimistic end to 2019, markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an

2

unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate.

In September 2020, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum. December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally which lasted through the end of the year.

According to the S&P family of indices, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Security Selections Drove Fund Performance

The fund’s performance compared to the Index was constrained by stock selection shortfalls across the industrials, information technology and consumer discretionary sectors. The industrials sector, particularly within the aerospace and defense and construction and engineering industries, was the primary driver of underperformance. The spread of COVID-19 drastically reduced demand for products and services from these market segments, negatively affecting stock prices. Negative security selection within the semiconductor and semiconductor equipment industry in the information technology sector also weighed on relative results. Within the consumer discretionary sector, the hotels, restaurants and leisure industry was the hardest hit. Valuations in this market segment were also harmed by the pandemic, as a widespread lockdown canceled the majority of consumer demand for these businesses’ products. From an individual issuer perspective, food company Domino’s Pizza was among one of the top detractors for the period. A lack of exposure during the early part of the year to the well-performing pizza delivery company caused underperformance. The position was purchased later in the period, although sold prior to the end of the year after it graduated from the index. A position in office equipment company Xerox Holdings was among the leading detractors. Due to office closures and the trend toward working from home, investors became concerned that corporate clients would use Xerox Holdings’ products less. We have exited the position. Elsewhere in the markets, a position in real estate company Weingarten Realty Investors also provided a headwind. The stock came under pressure, as concerns mounted over tenants’ ability to pay rent amid widespread lockdowns and growing unemployment. A position in Brandywine Realty Trust also weighed on results.

The fund achieved better results in several other areas. Positioning within the financials and health care sectors was positive for results. An underweight to the underperforming financials sector benefited returns. An underweight exposure to bank stocks, which were hit particularly hard, due in part to the low rate environment during the year, was particularly

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

additive. Within health care, security selections within the health care technology industry provided a tailwind. From an individual issuer perspective, life science research company Bio-Rad Laboratories beat earnings expectations several times throughout the year, leading to substantial earnings momentum and gains during the period. Veeva Systems, which provides computing solutions for life sciences companies, was a top contributor to positive results as well. The company beat earnings expectations and raised guidance repeatedly during the 12 months. We have closed the position. Elsewhere in the markets, outdoor shoe and apparel company Deckers Outdoor was also among the leading performers. The company beat earnings several times throughout the year. The stock moved higher on positive financial results.

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Investor preference for top line growth is a theme we observed in 2020. We had exposure to this theme and found the opportunity during the fourth quarter to add to this exposure. Stock market volatility experienced during the period may have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently-attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

January 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Investment Portfolios, MidCap Stock Portfolio with a hypothetical investment of $10,000 in the S&P MidCap 400® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 investment made in each of the Initial shares and Service shares of BNY Mellon Investment Portfolios, MidCap Stock Portfolio on 12/31/10 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for midsized companies. The Index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2020
	1 Year	5 Years	10 Years
Initial shares	8.11%	7.90%	10.02%
Service shares	7.85%	7.63%	9.75%
S&P MidCap 400® Index	13.66%	12.35%	11.51%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, MidCap Stock Portfolio from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$5.01	$6.45
Ending value (after expenses)	$1,292.50	$1,290.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.42	$5.69
Ending value (after expenses)	$1,020.76	$1,019.51

† Expenses are equal to the fund’s annualized expense ratio of .87% for Initial Shares and 1.12% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2020

Description	Shares		Value ($)
Common Stocks - 99.2%
Automobiles & Components - 2.1%
Adient	12,190	[a]	423,846
Dana	28,750		561,200
Gentex	35,640		1,209,265
Harley-Davidson	9,360		343,512
Thor Industries	4,880		453,791
Visteon	1,580	[a]	198,322
			3,189,936
Banks - 6.7%
Associated Banc-Corp	46,810		798,110
Bank OZK	6,450		201,692
BOK Financial	5,150		352,672
Cathay General Bancorp	49,625		1,597,429
CIT Group	13,170		472,803
Comerica	8,510		475,369
East West Bancorp	9,960		505,072
Essent Group	15,470		668,304
First Citizens Bancshares, Cl. A	780		447,931
First Financial Bankshares	8,260		298,806
Glacier Bancorp	11,200		515,312
International Bancshares	17,530		656,323
KeyCorp	34,460		565,489
MGIC Investment	28,120		352,906
New York Community Bancorp	59,790		630,784
Prosperity Bancshares	5,080		352,349
Regions Financial	38,600		622,232
Western Alliance Bancorp	11,920		714,604
			10,228,187
Capital Goods - 11.3%
Acuity Brands	9,240		1,118,872
AGCO	5,340		550,501
Axon Enterprise	2,370	[a]	290,396
Carlisle	2,780		434,180
Colfax	8,720	[a,b]	333,453
Crane	8,860		688,068
Curtiss-Wright	8,980		1,044,823
Donaldson	16,980		948,842
Dycom Industries	3,850	[a]	290,752
EMCOR Group	13,130		1,200,870
EnerSys	3,330		276,590
Fortune Brands Home & Security	4,100		351,452
GATX	1,630		135,583

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Capital Goods - 11.3% (continued)
Generac Holdings	4,950	[a]	1,125,679
Hubbell	2,740		429,605
ITT	12,680		976,614
Lennox International	690		189,039
Lincoln Electric Holdings	3,400		395,250
MasTec	9,630	[a,b]	656,573
Nordson	3,110		624,954
Owens Corning	5,360		406,074
Regal Beloit	6,580		808,090
Simpson Manufacturing	5,730		535,468
Sunrun	5,740	[a]	398,241
Teledyne Technologies	890	[a]	348,862
The Middleby	2,800	[a]	360,976
The Timken Company	15,950		1,233,892
Trex	5,240	[a,b]	438,693
Trinity Industries	7,420	[b]	195,814
Univar Solutions	13,430	[a]	255,304
Watsco	1,300		294,515
			17,338,025
Commercial & Professional Services - 2.5%
Clean Harbors	7,330	[a]	557,813
CoreLogic	5,120		395,878
FTI Consulting	3,020	[a]	337,394
Healthcare Services Group	7,940		223,114
Herman Miller	6,000		202,800
HNI	16,600		572,036
IAA	6,070	[a]	394,429
Insperity	4,230		344,407
ManpowerGroup	4,610		415,730
Tetra Tech	3,110		360,076
			3,803,677
Consumer Durables & Apparel - 4.5%
Brunswick	7,940		605,346
Carter's	4,860		457,180
Deckers Outdoor	4,630	[a]	1,327,791
Helen of Troy	1,720	[a,b]	382,167
Peloton Interactive, Cl. A	3,910	[a]	593,225
Polaris	7,960		758,429
PulteGroup	4,420		190,590
PVH	2,990		280,731
Tempur Sealy International	29,310	[a]	791,370
Toll Brothers	4,410		191,703
TopBuild	3,510	[a]	646,121

8

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Consumer Durables & Apparel - 4.5% (continued)
TRI Pointe Group	33,840	[a,b]	583,740
Whirlpool	690		124,538
			6,932,931
Consumer Services - 4.9%
Adtalem Global Education	6,620	[a]	224,749
Boyd Gaming	17,960		770,843
Caesars Entertainment	13,320	[a]	989,276
Chipotle Mexican Grill	340	[a]	471,481
Churchill Downs	930	[b]	181,155
Graham Holdings, Cl. B	960		512,045
Grand Canyon Education	4,070	[a]	378,958
Jack in the Box	6,470		600,416
Marriott Vacations Worldwide	1,680		230,530
Papa John's International	4,270		362,309
Penn National Gaming	10,190	[a,b]	880,110
Planet Fitness, Cl. A	5,960	[a]	462,675
Scientific Games	4,490	[a]	186,290
Service Corp. International	15,770		774,307
Strategic Education	1,180		112,489
WW International	4,020	[a]	98,088
Wyndham Destinations	7,930		355,740
			7,591,461
Diversified Financials - 3.5%
Eaton Vance	8,110		550,912
Evercore, Cl. A	1,740		190,774
FactSet Research Systems	1,110		369,075
Federated Hermes	16,330		471,774
Interactive Brokers Group, Cl. A	4,770		290,588
Janus Henderson Group	10,300		334,853
Jefferies Financial Group	21,560		530,376
OneMain Holdings	8,520		410,323
PROG Holdings	4,950		266,657
SEI Investments	24,380		1,401,119
Stifel Financial	10,845		547,239
			5,363,690
Energy - 2.1%
Antero Midstream	40,710		313,874
ChampionX	15,940	[a]	243,882
CNX Resources	15,010	[a]	162,108
EQT	12,340		156,841
Equitrans Midstream	34,090		274,084
Halliburton	14,770		279,153
Marathon Oil	47,470		316,625

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Energy - 2.1% (continued)
Murphy Oil	43,670		528,407
NOV	21,360	[a]	293,273
World Fuel Services	10,600		330,296
WPX Energy	44,690	[a]	364,223
			3,262,766
Food & Staples Retailing - .9%
BJ's Wholesale Club Holdings	11,020	[a]	410,826
Casey's General Stores	3,510		626,956
Sprouts Farmers Market	16,880	[a]	339,288
			1,377,070
Food, Beverage & Tobacco - 1.5%
Campbell Soup	4,340		209,839
Conagra Brands	3,750		135,975
Darling Ingredients	8,540	[a]	492,587
Flowers Foods	30,740		695,646
The Boston Beer Company, Cl. A	380	[a]	377,830
The Hain Celestial Group	5,810	[a]	233,272
TreeHouse Foods	4,520	[a]	192,055
			2,337,204
Health Care Equipment & Services - 6.2%
Acadia Healthcare	5,340	[a]	268,389
Align Technology	970	[a]	518,349
Amedisys	2,730	[a]	800,791
AmerisourceBergen	2,180		213,117
Cantel Medical	3,430		270,490
Chemed	2,070		1,102,503
DaVita	1,500	[a]	176,100
Globus Medical, Cl. A	5,060	[a]	330,013
Haemonetics	1,280	[a]	152,000
HealthEquity	2,760	[a]	192,400
Hill-Rom Holdings	8,220		805,313
ICU Medical	830	[a]	178,027
LHC Group	2,010	[a]	428,773
McKesson	860		149,571
Molina Healthcare	3,310	[a]	703,971
Neogen	4,250	[a]	337,025
NuVasive	4,660	[a]	262,498
Patterson Companies	6,580		194,965
Quidel	1,140	[a]	204,801
Steris	7,170		1,359,002
Teladoc Health	2,220	[a,b]	443,911
Tenet Healthcare	10,100	[a]	403,293
			9,495,302

10

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Household & Personal Products - .6%
Nu Skin Enterprises, Cl. A	12,770		697,625
The Clorox Company	840		169,613
			867,238
Insurance - 4.2%
First American Financial	12,020		620,593
Globe Life	7,850		745,436
Kemper	9,700		745,251
Mercury General	4,080		213,017
Primerica	15,195		2,035,066
Reinsurance Group of America	4,070		471,713
RenaissanceRe Holdings	1,680		278,578
Selective Insurance Group	6,030		403,889
The Hanover Insurance Group	5,770		674,628
White Mountains Insurance Group	210		210,139
			6,398,310
Materials - 5.1%
Avient	10,320		415,690
Compass Minerals International	2,750		169,730
Eagle Materials	7,430		753,030
Element Solutions	10,410		184,569
FMC	980		112,631
Graphic Packaging Holding	26,360		446,538
Ingevity	1,720	[a]	130,256
Louisiana-Pacific	11,470		426,340
Minerals Technologies	8,250		512,490
NewMarket	840		334,564
Reliance Steel & Aluminum	10,600		1,269,350
RPM International	10,020		909,616
Silgan Holdings	11,280		418,262
The Chemours Company	14,670		363,669
The Scotts Miracle-Gro Company	3,180		633,265
Valvoline	17,750		410,735
Worthington Industries	6,000		308,040
			7,798,775
Media & Entertainment - 2.2%
Cable One	300		668,316
Cinemark Holdings	13,690	[b]	238,343
DISH Network, Cl. A	6,220	[a]	201,155
Lions Gate Entertainment, Cl. A	18,050	[a,b]	205,229
Take-Two Interactive Software	770	[a]	159,998
The Interpublic Group of Companies	6,390		150,293
The New York Times Company, Cl. A	16,440		851,099
World Wrestling Entertainment, Cl. A	2,980		143,189

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Media & Entertainment - 2.2% (continued)
Yelp	17,560	[a]	573,685
Zillow Group, Cl. C	1,200	[a]	155,760
			3,347,067
Pharmaceuticals Biotechnology & Life Sciences - 5.4%
Bio-Rad Laboratories, Cl. A	1,440	[a]	839,434
Bio-Techne	870		276,269
Catalent	7,000	[a]	728,490
Charles River Laboratories International	6,780	[a]	1,694,051
Emergent BioSolutions	3,650	[a]	327,040
Exelixis	23,510	[a]	471,846
Halozyme Therapeutics	5,090	[a,b]	217,394
Jazz Pharmaceuticals	3,450	[a]	569,422
Medpace Holdings	1,680	[a]	233,856
PRA Health Sciences	5,220	[a]	654,797
Prestige Consumer Healthcare	6,300	[a]	219,681
Repligen	6,060	[a]	1,161,278
Seagen	2,510	[a]	439,601
Syneos Health	5,500	[a]	374,715
United Therapeutics	1,110	[a]	168,487
			8,376,361
Real Estate - 8.8%
Brandywine Realty Trust	91,300	[c]	1,087,383
Camden Property Trust	4,920	[c]	491,606
CoreSite Realty	1,250	[c]	156,600
Corporate Office Properties Trust	46,760	[c]	1,219,501
Cousins Properties	18,540	[c]	621,090
CyrusOne	1,960	[c]	143,374
EastGroup Properties	4,940	[c]	682,016
First Industrial Realty Trust	46,870	[c]	1,974,633
Gaming & Leisure Properties	26	[c]	1,102
Healthcare Realty Trust	20,130	[c]	595,848
Highwoods Properties	17,200	[c]	681,636
Lamar Advertising, Cl. A	16,875	[c]	1,404,337
Life Storage	5,050	[c]	602,919
Omega Healthcare Investors	17,800	[c]	646,496
Physicians Realty Trust	20,030	[c]	356,534
PS Business Parks	9,850	[c]	1,308,769
Sabra Health Care REIT	22,550	[c]	391,693
Service Properties Trust	27,895	[c]	320,514
Weingarten Realty Investors	37,580	[c]	814,359
			13,500,410
Retailing - 3.6%
AutoNation	5,750	[a]	401,292

12

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Retailing - 3.6% (continued)
Dick's Sporting Goods	7,420		417,078
Foot Locker	8,290		335,248
Kohl's	14,380		585,122
Lithia Motors, Cl. A	1,990		582,413
Murphy USA	2,320		303,618
Nordstrom	9,410	[b]	293,686
Ollie's Bargain Outlet Holdings	5,010	[a,b]	409,668
Pool	900		335,250
RH	1,690	[a]	756,309
Wayfair, Cl. A	1,880	[a,b]	424,523
Williams-Sonoma	6,870		699,641
			5,543,848
Semiconductors & Semiconductor Equipment - 5.6%
Cirrus Logic	9,890	[a]	812,958
Enphase Energy	8,380	[a]	1,470,439
First Solar	6,080	[a]	601,434
MKS Instruments	2,180		327,981
Monolithic Power Systems	3,420		1,252,507
Qorvo	1,370	[a]	227,790
Semtech	8,660	[a]	624,299
Silicon Laboratories	4,240	[a]	539,922
SolarEdge Technologies	1,200	[a]	382,944
Synaptics	3,570	[a,b]	344,148
Teradyne	15,800		1,894,262
Universal Display	870		199,926
			8,678,610
Software & Services - 8.0%
Alliance Data Systems	6,950		514,995
CACI International, Cl. A	3,330	[a]	830,269
CDK Global	4,340		224,942
Ceridian HCM Holding	4,570	[a]	486,979
Concentrix	3,260	[a]	321,762
DocuSign	1,860	[a]	413,478
Fair Isaac	2,250	[a]	1,149,840
Fortinet	1,360	[a]	202,001
HubSpot	1,160	[a]	459,870
J2 Global	10,640	[a,b]	1,039,422
KBR	19,230		594,784
Leidos Holdings	3,590		377,381
Manhattan Associates	4,740	[a]	498,553
Medallia	14,690	[a,b]	488,002
Nuance Communications	10,650	[a,b]	469,558
Palo Alto Networks	1,470	[a]	522,423

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Software & Services - 8.0% (continued)
Paylocity Holding	1,620	[a]	333,574
PTC	4,350	[a]	520,303
Qualys	3,760	[a]	458,231
Splunk	2,780	[a]	472,294
Teradata	7,580	[a]	170,323
Twilio, Cl. A	1,410	[a]	477,285
WEX	5,920	[a]	1,204,898
			12,231,167
Technology Hardware & Equipment - 4.6%
Arrow Electronics	5,470	[a]	532,231
Avnet	19,150		672,356
Ciena	18,200	[a]	961,870
Cognex	9,870		792,413
II-VI	7,350	[a,b]	558,306
InterDigital	5,780		350,730
Jabil	4,410		187,557
Lumentum Holdings	6,240	[a]	591,552
NCR	19,180	[a]	720,593
NETSCOUT Systems	8,270	[a]	226,763
SYNNEX	3,260		265,494
Trimble	14,360	[a]	958,817
Zebra Technologies, Cl. A	570	[a]	219,068
			7,037,750
Telecommunication Services - .1%
Telephone & Data Systems	8,490		157,659
Transportation - 1.4%
Avis Budget Group	10,340	[a]	385,682
Kansas City Southern	660		134,726
Old Dominion Freight Line	1,775		346,445
Werner Enterprises	6,750		264,735
XPO Logistics	8,250	[a]	983,400
			2,114,988
Utilities - 3.4%
Black Hills	4,760		292,502
Hawaiian Electric Industries	15,240		539,344
IDACORP	11,750		1,128,352
MDU Resources Group	26,510		698,273
NorthWestern	4,050		236,156
OGE Energy	36,770		1,171,492
ONE Gas	9,010		691,698
Spire	8,270		529,611
			5,287,428
Total Common Stocks (cost $120,591,713)			152,259,860

14

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,225,389)	0.09	1,225,389	[d]	1,225,389

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $827,423)	0.05	827,423	[d]	827,423
Total Investments (cost $122,644,525)		100.5%		154,312,672
Liabilities, Less Cash and Receivables		(.5%)		(802,242)
Net Assets		100.0%		153,510,430

REIT—Real Estate Investment Trust

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2020, the value of the fund’s securities on loan was $7,655,641 and the value of the collateral was $7,864,881, consisting of cash collateral of $827,423 and U.S. Government & Agency securities valued at $7,037,458.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	18.2
Consumer Discretionary	15.2
Industrials	15.2
Financials	14.3
Health Care	11.6
Real Estate	8.8
Materials	5.1
Utilities	3.4
Consumer Staples	3.0
Communication Services	2.3
Energy	2.1
Investment Companies	1.3
100.5

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 12/31/20 ($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,003,692	23,740,514	(23,518,817)	1,225,389.8		4,986
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	386,235	9,797,325	(10,183,560)	-	-	21,650†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	2,516,219	(1,688,796)	827,423.5		3,139†††
Total	1,389,927	36,054,058	(35,391,173)	2,052,812	1.3	29,775

† Included reinvested dividends/distributions.
†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.
††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,655,641)—Note 1(c):
Unaffiliated issuers	120,591,713	152,259,860
Affiliated issuers	2,052,812	2,052,812
Receivable for shares of Beneficial Interest subscribed		123,317
Dividends and securities lending income receivable		99,945
Prepaid expenses		2,831
		154,538,765
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		119,224
Liability for securities on loan—Note 1(c)		827,423
Payable for shares of Beneficial Interest redeemed		13,052
Trustees’ fees and expenses payable		1,464
Other accrued expenses		67,172
		1,028,335
Net Assets ($)		153,510,430
Composition of Net Assets ($):
Paid-in capital		120,057,772
Total distributable earnings (loss)		33,452,658
Net Assets ($)		153,510,430

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	75,648,823	77,861,607
Shares Outstanding	3,795,707	3,923,755
Net Asset Value Per Share ($)	19.93	19.84

See notes to financial statements.

17

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $1,491 foreign taxes withheld at source):
Unaffiliated issuers	2,166,876
Affiliated issuers	4,863
Income from securities lending—Note 1(c)	24,789
Interest	180
Total Income	2,196,708
Expenses:
Management fee—Note 3(a)	979,797
Distribution fees—Note 3(b)	161,947
Professional fees	84,325
Prospectus and shareholders’ reports	18,533
Chief Compliance Officer fees—Note 3(b)	13,982
Custodian fees—Note 3(b)	10,326
Trustees’ fees and expenses—Note 3(c)	8,708
Loan commitment fees—Note 2	4,944
Shareholder servicing costs—Note 3(b)	1,413
Miscellaneous	17,872
Total Expenses	1,301,847
Investment Income—Net	894,861
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,458,899
Capital gain distributions from affiliated issuers	123
Net Realized Gain (Loss)	3,459,022
Net change in unrealized appreciation (depreciation) on investments	6,471,918
Net Realized and Unrealized Gain (Loss) on Investments	9,930,940
Net Increase in Net Assets Resulting from Operations	10,825,801

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment income—net	894,861	921,708
Net realized gain (loss) on investments	3,459,022	(2,572,437)
Net change in unrealized appreciation (depreciation) on investments	6,471,918	28,415,232
Net Increase (Decrease) in Net Assets Resulting from Operations	10,825,801	26,764,503
Distributions ($):
Distributions to shareholders:
Initial Shares	(552,702)	(6,099,962)
Service Shares	(343,563)	(5,546,134)
Total Distributions	(896,265)	(11,646,096)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	7,458,751	3,870,606
Service Shares	14,678,777	10,588,703
Distributions reinvested:
Initial Shares	552,702	6,099,962
Service Shares	343,563	5,546,134
Cost of shares redeemed:
Initial Shares	(13,780,638)	(13,408,861)
Service Shares	(16,960,443)	(12,102,125)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(7,707,288)	594,419
Total Increase (Decrease) in Net Assets	2,222,248	15,712,826
Net Assets ($):
Beginning of Period	151,288,182	135,575,356
End of Period	153,510,430	151,288,182
Capital Share Transactions (Shares):
Initial Shares
Shares sold	456,232	216,730
Shares issued for distributions reinvested	45,155	351,583
Shares redeemed	(828,281)	(752,804)
Net Increase (Decrease) in Shares Outstanding	(326,894)	(184,491)
Service Shares
Shares sold	938,110	600,304
Shares issued for distributions reinvested	28,138	320,957
Shares redeemed	(1,060,385)	(685,012)
Net Increase (Decrease) in Shares Outstanding	(94,137)	236,249

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	18.64	16.80	22.56	20.09	18.95
Investment Operations:
Investment income—net[a]	.13	.13	.12	.10	.21
Net realized and unrealized gain (loss) on investments	1.30	3.15	(3.19)	2.92	2.50
Total from Investment Operations	1.43	3.28	(3.07)	3.02	2.71
Distributions:
Dividends from investment income—net	(.14)	(.12)	(.13)	(.22)	(.21)
Dividends from net realized gain on investments	-	(1.32)	(2.56)	(.33)	(1.36)
Total Distributions	(.14)	(1.44)	(2.69)	(.55)	(1.57)
Net asset value, end of period	19.93	18.64	16.80	22.56	20.09
Total Return (%)	8.11	20.18	(15.49)	15.38	15.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.86	.86	.87	.85
Ratio of net investment income to average net assets	.81	.73	.59	.50	1.16
Portfolio Turnover Rate	92.40	82.88	68.02	64.86	65.52
Net Assets, end of period ($ x 1,000)	75,649	76,835	72,374	92,776	123,226

a Based on average shares outstanding.

See notes to financial statements.

20

	Year Ended December 31,
Service Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	18.53	16.71	22.45	20.00	18.88
Investment Operations:
Investment income—net[a]	.09	.09	.07	.06	.17
Net realized and unrealized gain (loss) on investments	1.31	3.12	(3.18)	2.90	2.47
Total from Investment Operations	1.40	3.21	(3.11)	2.96	2.64
Distributions:
Dividends from investment income—net	(.09)	(.07)	(.07)	(.18)	(.16)
Dividends from net realized gain on investments	-	(1.32)	(2.56)	(.33)	(1.36)
Total Distributions	(.09)	(1.39)	(2.63)	(.51)	(1.52)
Net asset value, end of period	19.84	18.53	16.71	22.45	20.00
Total Return (%)	7.85	19.85	(15.69)	15.04	15.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.11	1.11	1.12	1.10
Ratio of net investment income to average net assets	.56	.48	.34	.28	.94
Portfolio Turnover Rate	92.40	82.88	68.02	64.86	65.52
Net Assets, end of period ($ x 1,000)	77,862	74,454	63,202	76,948	63,972

a Based on average shares outstanding.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

MidCap Stock Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management

22

estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing

23

NOTES TO FINANCIAL STATEMENTS (continued)

price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

24

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities- Common Stocks	152,259,860	-	-	152,259,860
Investment Companies	2,052,812	-	-	2,052,812

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual

25

NOTES TO FINANCIAL STATEMENTS (continued)

maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2020, The Bank of New York Mellon earned $4,961 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

26

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $922,462, undistributed capital gains $1,096,701 and unrealized appreciation $31,433,495.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows: ordinary income $896,265 and $799,710, and long-term capital gains $0 and $10,846,386, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility

27

NOTES TO FINANCIAL STATEMENTS (continued)

at the time of borrowing. During the period ended December 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. The Adviser has contractually agreed, from May 1, 2020 through May 1, 2021, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00%. On or after May 1, 2021, the Adviser may terminate this expense limitation at any time. During the period ended December 31, 2020, there were no reduction in expense pursuant to undertaking.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2020, Service shares were charged $161,947 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of

28

amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2020, the fund was charged $1,237 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2020, the fund was charged $10,326 pursuant to the custody agreement.

During the period ended December 31, 2020, the fund was charged $13,982 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $95,942, Distribution Plan fees of $16,089, custodian fees of $4,056, Chief Compliance Officer fees of $2,903 and transfer agency fees of $234.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2020, amounted to $120,427,615 and $128,364,915, respectively.

At December 31, 2020, the cost of investments for federal income tax purposes was $122,879,177; accordingly, accumulated net unrealized appreciation on investments was $31,433,495, consisting of $34,746,746 gross unrealized appreciation and $3,313,251 gross unrealized depreciation.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MidCap Stock Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MidCap Stock Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios), including the statements of investments and investments in affiliated issuers, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 9, 2021

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2020 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 20-21, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of small-cap core funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended May 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same

32

group of funds in the Performance Group (the “Expense Group”) and with a broader group of small-cap core funds underlying VIPs with similar 12b-1/non12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods, except the three- and four-year periods when performance was below the medians and the five-year period when it was below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were slightly higher than the Expense Group and Expense Universe total expenses medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s improved performance.

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• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

———————

Francine J. Bovich (69)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 66

———————

J. Charles Cardona (65)
Board Member (2014)
Principal Occupation During Past 5 Years:

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (since 2019)

• President and Director of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman (2013 – 2016) Director (2005-2016) and Executive Vice President (2006-2015) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

No. of Portfolios for which Board Member Serves: 38

———————

Gordon J. Davis (79)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 48

———————

36

Andrew J. Donohue (70)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

• Attorney, Solo Law Practice (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 52

———————

Isabel P. Dunst (73)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Member of the Board of Governors, Hebrew Union College Jewish Institute of Religion (2015-Present)

• Board Member, Bend the ARC, a civil rights organization, (2016- Present)

No. of Portfolios for which Board Member Serves: 30

———————

Nathan Leventhal (77)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 44

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (57)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-Chair, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 - 2020); Board member, Mentor Illinois (2013-2020)

• Trustee, Westover School, a private girls' boarding school in Middlebury, Connecticut (2019-Present)

No. of Portfolios for which Board Member Serves: 87

———————

Roslyn M. Watson (71)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 52

———————

Benaree Pratt Wiley (74)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of the BNY Mellon since April 2004.

39

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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41

For More Information

BNY Mellon Investment Portfolios, MidCap Stock Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0174AR1220

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio

ANNUAL REPORT December 31, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of 10.64%.1 In comparison, the fund’s benchmark, the S&P SmallCap 600® Index (the “Index”), produced a 11.29% total return for the same period.2,3

Small-cap stocks posted gains over the reporting period, bolstered by supportive central bank policies during the COVID-19 pandemic. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally invests in all of the stocks that comprise the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

Central Bank Policy and COVID-19 Influence Markets

After an optimistic end to 2019, markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate.

In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum. December 2020 brought vaccine approvals and passage of another

2

U.S. fiscal stimulus package, both of which helped to support the rally which lasted through the end of the year.

According to the S&P family of indices, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Consumer Discretionary Names Support the U.S. Small-Cap Market

During the 12-month period, the S&P 600 Index posted positive returns. The consumer discretionary sector performed well, particularly within the household durables industry. Demand for items such as cleaning products and food storage containers was very strong during the lockdown, boosting stock prices for companies such as Tupperware Brands. Many internet and direct marketing retail companies also posted positive results. People opted to purchase things online as opposed to visiting stores where they could be exposed to the virus. Companies such as Bed Bath & Beyond and Stamps.com helped drive performance within the sector. Information technology companies also provided a tailwind to returns. Chip makers dominated the space, as demand for their products soared during the year. Due to the boost in e-commerce, payment providers also benefited from increased demand for their services, boosting stock prices. Networking equipment was also in high demand, as was 5G infrastructure equipment. Health care companies also performed well during the year. Health care providers were the best performing companies within the sector. Biotechnology also posted strong results. Smaller biotech companies are nimbler than their larger counterparts and can often pivot their research and development efforts quickly. Many companies partnered with larger drug makers to develop and distribute COVID-19 therapies and treatments, bolstering stock prices.

Conversely, a few sectors weighed on results for the year. Within the financials sector, small banks were particularly hard hit, as a large portion of their revenues depends on mortgage products. Lower rates generally reduce the profitability of lending money. In addition, high rates of unemployment during the period have investors concerned about a possible uptick in mortgage defaults. Banks have set aside large sums of money as reserves in case of loan defaults, which could imperil balance sheet health for these institutions. Insurance company stocks also came under pressure, as investors speculated over the possible extent of costs associated with COVID-19 claims. As people sheltered in place during the period, real estate securities were also hit. Commercial and retail REITs were negatively affected, as people worked from home and did not visit stores in person. Hotel REITs also suffered, as business and personal travel ground to a halt. The energy sector also performed poorly. Reduced demand for gasoline from commuters and business travelers has helped to depress oil prices. Lower oil prices have financially strained some energy companies, resulting in reduced dividends and investor speculation about corporate viability.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the spread of COVID-19 and resulting economic implications continue to impact markets and the economy, the U.S. government and Federal Reserve remain dedicated to supporting capital markets and the economy with various fiscal and monetary techniques. As always, we will continue to monitor the factors affecting the fund’s investments.

January 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “Standard & Poor’s® SmallCap 600 Index” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio shares with a hypothetical investment of $10,000 in the S&P SmallCap 600® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio on 12/31/10 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2020
	1 Year	5 Years	10 Years
Portfolio	10.64%	11.71%	11.33%
S&P SmallCap 600® Index	11.29%	12.37%	11.92%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund is subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

Expense paid per $1,000†	$3.55
Ending value (after expenses)	$1,350.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

Expense paid per $1,000†	$3.05
Ending value (after expenses)	$1,022.12
† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2020

Description	Shares		Value ($)
Common Stocks - 93.6%
Automobiles & Components - 1.7%
American Axle & Manufacturing Holdings	73,368	[a]	611,889
Cooper Tire & Rubber	33,143		1,342,292
Cooper-Standard Holdings	10,931	[a]	378,978
Dorman Products	19,243	[a]	1,670,677
Gentherm	21,446	[a]	1,398,708
LCI Industries	16,587		2,151,002
Motorcar Parts of America	12,423	[a,b]	243,739
Patrick Industries	14,464		988,614
Standard Motor Products	13,354		540,303
Winnebago Industries	22,634		1,356,682
			10,682,884
Banks - 10.0%
Allegiance Bancshares	12,724		434,270
Ameris Bancorp	45,684		1,739,190
Axos Financial	34,057	[a]	1,278,159
Banc of California	30,018		441,565
BancFirst	12,337	[b]	724,182
BankUnited	61,256		2,130,484
Banner	23,101		1,076,276
Berkshire Hills Bancorp	33,328		570,575
Boston Private Financial Holdings	55,542		469,330
Brookline Bancorp	52,286		629,523
Cadence Bancorp	82,907		1,361,333
Capitol Federal Financial	85,530		1,069,125
Central Pacific Financial	19,206		365,106
City Holding	10,355		720,190
Columbia Banking System	47,056		1,689,310
Community Bank System	35,391		2,205,213
Customers Bancorp	18,933	[a]	344,202
CVB Financial	84,503		1,647,809
Dime Community Bancshares	19,304		304,424
Eagle Bancorp	21,033		868,663
FB Financial	21,035	[b]	730,546
First Bancorp/NC	19,455		658,163
First Bancorp/Puerto Rico	143,542		1,323,457
First Commonwealth Financial	64,084		701,079
First Financial Bancorp	64,444		1,129,703
First Hawaiian	87,515		2,063,604
First Midwest Bancorp	75,164		1,196,611
Flagstar Bancorp	31,311		1,276,236

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Banks - 10.0% (continued)
Great Western Bancorp	35,760		747,384
Hanmi Financial	18,826		213,487
Heritage Financial	23,247		543,747
HomeStreet	14,636		493,965
Hope Bancorp	83,045		906,021
Independent Bank	21,654		1,581,608
Independent Bank Group	24,637		1,540,305
Meta Financial Group	22,084		807,391
Mr. Cooper Group	47,243	[a]	1,465,950
National Bank Holdings, Cl. A	20,309		665,323
NBT Bancorp	28,610		918,381
NMI Holdings, Cl. A	55,853	[a]	1,265,070
Northfield Bancorp	31,708		390,960
Northwest Bancshares	85,404		1,088,047
OFG Bancorp	34,768		644,599
Old National Bancorp	110,692		1,833,060
Pacific Premier Bancorp	62,499		1,958,094
Park National	9,452	[b]	992,555
Preferred Bank	9,148		461,700
Provident Financial Services	48,463		870,396
Renasant	37,721		1,270,443
S&T Bancorp	25,925		643,977
Seacoast Banking Corp. of Florida	37,085	[a]	1,092,153
ServisFirst Bancshares	30,925		1,245,968
Simmons First National, Cl. A	71,476		1,543,167
Southside Bancshares	20,487		635,712
Tompkins Financial	8,028		566,777
Triumph Bancorp	15,235	[a]	739,659
TrustCo Bank	64,453		429,902
United Community Bank	57,493		1,635,101
Veritex Holdings	33,109		849,577
Walker & Dunlop	19,446		1,789,421
Westamerica Bancorporation	18,079		999,588
			61,977,816
Capital Goods - 11.0%
AAON	27,285	[b]	1,818,000
AAR	22,106		800,679
Aegion	21,027	[a]	399,303
Aerojet Rocketdyne Holdings	47,422		2,506,253
AeroVironment	14,721	[a]	1,279,255
Alamo Group	6,469		892,399
Albany International, Cl. A	20,246		1,486,461
American Woodmark	11,323	[a]	1,062,664

8

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Capital Goods - 11.0% (continued)
Apogee Enterprises	17,882		566,502
Applied Industrial Technologies	25,695		2,003,953
Arcosa	31,731		1,742,984
Astec Industries	15,225		881,223
AZZ	17,389		824,934
Barnes Group	30,582		1,550,202
Chart Industries	23,304	[a]	2,744,978
CIRCOR International	12,802	[a]	492,109
Comfort Systems USA	24,137		1,271,054
Cubic	21,157		1,312,580
DXP Enterprises	10,927	[a]	242,907
Encore Wire	13,710		830,415
Enerpac Tool Group	38,996		881,700
EnPro Industries	13,467		1,017,028
ESCO Technologies	17,272		1,782,816
Federal Signal	40,598		1,346,636
Foundation Building Materials	14,663	[a]	281,676
Franklin Electric	25,306		1,751,428
Gibraltar Industries	21,357	[a]	1,536,423
GMS	27,937	[a]	851,520
Granite Construction	31,037	[b]	828,998
Griffon	29,270		596,523
Hillenbrand	49,343		1,963,851
Insteel Industries	12,804		285,145
John Bean Technologies	20,935	[b]	2,383,868
Kaman	18,168		1,037,938
Lindsay	7,315		939,685
Lydall	11,544	[a]	346,666
Meritor	47,598	[a]	1,328,460
Moog, Cl. A	19,347		1,534,217
Mueller Industries	38,287		1,344,257
MYR Group	11,174	[a]	671,557
National Presto Industries	3,452		305,260
NOW	74,349	[a]	533,826
Park Aerospace	11,817		158,466
PGT Innovations	39,752	[a]	808,556
Powell Industries	5,267		155,324
Proto Labs	17,662	[a]	2,709,351
Quanex Building Products	22,256		493,416
Raven Industries	24,174		799,918
Resideo Technologies	92,600	[a]	1,968,676
SPX	29,420	[a]	1,604,567
SPX FLOW	28,053	[a]	1,625,952

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Capital Goods - 11.0% (continued)
Standex International	8,343		646,749
Tennant	12,441		872,985
The Greenbrier Companies	22,137		805,344
Titan International	29,431		143,035
Triumph Group	34,975		439,286
UFP Industries	40,356		2,241,776
Veritiv	7,362	[a]	153,056
Vicor	14,170	[a]	1,306,757
Wabash National	35,844		617,592
Watts Water Technologies, Cl. A	18,090		2,201,553
			68,010,692
Commercial & Professional Services - 2.8%
ABM Industries	44,229		1,673,625
Brady, Cl. A	31,930		1,686,543
Deluxe	27,836		812,811
Exponent	34,096		3,069,663
Forrester Research	7,045	[a]	295,186
Harsco	52,754	[a]	948,517
Heidrick & Struggles International	13,155		386,494
Interface	39,689		416,735
Kelly Services, Cl. A	22,633		465,561
Korn Ferry	35,706		1,553,211
Matthews International, Cl. A	21,531		633,011
Pitney Bowes	116,914		720,190
Resources Connection	20,354		255,850
Team	20,197	[a]	220,147
TrueBlue	23,820	[a]	445,196
U.S. Ecology	20,507		745,019
UniFirst	10,188		2,156,698
Viad	13,912		503,197
			16,987,654
Consumer Durables & Apparel - 5.6%
Callaway Golf	61,832	[b]	1,484,586
Capri Holdings	99,625	[a]	4,184,250
Cavco Industries	5,629	[a]	987,608
Century Communities	18,966	[a]	830,332
Crocs	44,557	[a]	2,791,942
Ethan Allen Interiors	14,596		294,985
Fossil Group	29,466	[a]	255,470
G-III Apparel Group	28,214	[a]	669,800
Installed Building Products	15,051	[a]	1,534,148
iRobot	18,472	[a,b]	1,483,117
Kontoor Brands	30,848	[b]	1,251,195

10

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Consumer Durables & Apparel - 5.6% (continued)
La-Z-Boy	30,230		1,204,363
LGI Homes	14,567	[a,b]	1,541,917
M.D.C. Holdings	34,315		1,667,709
M/I Homes	19,348	[a]	856,923
Meritage Homes	25,154	[a]	2,083,254
Movado Group	10,849		180,310
Oxford Industries	11,140		729,781
Steven Madden	51,805		1,829,753
Sturm Ruger & Co.	11,750		764,573
Tupperware Brands	32,221	[a]	1,043,638
Unifi	8,826	[a]	156,573
Universal Electronics	9,079	[a]	476,284
Vera Bradley	15,071	[a,b]	119,965
Vista Outdoor	39,280	[a]	933,293
Wolverine World Wide	54,260		1,695,625
YETI Holdings	49,475	[a]	3,387,553
			34,438,947
Consumer Services - 1.7%
American Public Education	10,120	[a]	308,458
BJ's Restaurants	14,848		571,500
Bloomin‘ Brands	52,117		1,012,112
Brinker International	29,759		1,683,467
Chuy's Holdings	12,839	[a]	340,105
Dave & Buster's Entertainment	31,960	[b]	959,439
Dine Brands Global	10,903		632,374
El Pollo Loco Holdings	12,830	[a]	232,223
Fiesta Restaurant Group	11,926	[a]	135,956
Monarch Casino & Resort	8,509	[a]	520,921
Perdoceo Education	45,825	[a]	578,770
Red Robin Gourmet Burgers	10,114	[a]	194,492
Regis	16,708	[a,b]	153,547
Ruth's Hospitality Group	21,831		387,064
Shake Shack, Cl. A	23,843	[a,b]	2,021,410
The Cheesecake Factory	27,468	[b]	1,017,964
			10,749,802
Diversified Financials - 2.7%
Apollo Commercial Real Estate Finance	85,229	[c]	952,008
ARMOUR Residential REIT	43,978	[b,c]	474,523
Blucora	30,766	[a]	489,487
Brightsphere Investment Group	38,913		750,243
Capstead Mortgage	66,208	[c]	384,668
Donnelley Financial Solutions	18,681	[a]	317,017
Encore Capital Group	20,501	[a]	798,514

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Diversified Financials - 2.7% (continued)
Enova International	23,948	[a]	593,192
EZCORP, Cl. A	33,800	[a,b]	161,902
Granite Point Mortgage Trust	37,828	[b,c]	377,902
Green Dot, Cl. A	35,783	[a]	1,996,691
Greenhill & Co.	9,863		119,737
Invesco Mortgage Capital	115,403	[b,c]	390,062
KKR Real Estate Finance Trust	17,779	[b,c]	318,600
New York Mortgage Trust	254,322	[c]	938,448
PennyMac Mortgage Investment Trust	65,300	[c]	1,148,627
Piper Sandler	9,007		908,806
PRA Group	30,602	[a]	1,213,675
Ready Capital	26,855	[c]	334,345
Redwood Trust	73,824	[c]	648,175
StoneX Group	10,498	[a]	607,834
Virtus Investment Partners	4,687		1,017,079
Waddell & Reed Financial, Cl. A	41,211		1,049,644
WisdomTree Investments	76,280		408,098
World Acceptance	2,667	[a,b]	272,621
			16,671,898
Energy - 2.9%
Archrock	83,505		723,153
Bonanza Creek Energy	11,854	[a]	229,138
Bristow Group	14,882	[a]	391,694
Callon Petroleum	27,206	[a,b]	358,031
CONSOL Energy	17,793	[a]	128,288
Core Laboratories	29,659	[b]	786,260
DMC Global	9,720		420,390
Dorian LPG	21,674	[a]	264,206
Dril-Quip	23,693	[a]	701,787
Exterran	18,093	[a]	79,971
Green Plains	22,593	[a,b]	297,550
Helix Energy Solutions Group	95,691	[a]	401,902
Helmerich & Payne	70,714		1,637,736
Laredo Petroleum	6,319	[a]	124,484
Matador Resources	72,966	[a,b]	879,970
Matrix Service	17,424	[a]	192,012
Nabors Industries	4,381	[b]	255,106
Oceaneering International	64,851	[a]	515,565
Oil States International	37,304	[a]	187,266
Par Pacific Holdings	26,352	[a]	368,401
Patterson-UTI Energy	126,714		666,516
PBF Energy, Cl. A	65,492	[b]	464,993
PDC Energy	66,281	[a]	1,360,749

12

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Energy - 2.9% (continued)
Penn Virginia	10,148	[a]	103,002
ProPetro Holding	51,188	[a]	378,279
QEP Resources	165,722		396,076
Range Resources	168,923	[b]	1,131,784
Renewable Energy Group	26,061	[a]	1,845,640
REX American Resources	3,264	[a]	239,806
RPC	38,561	[a]	121,467
SM Energy	72,721	[b]	445,053
Southwestern Energy	433,148	[a]	1,290,781
Talos Energy	15,100	[a,b]	124,424
U.S. Silica Holdings	47,946	[b]	336,581
			17,848,061
Food & Staples Retailing - .6%
PriceSmart	15,628		1,423,555
SpartanNash	24,384		424,525
The Andersons	19,622		480,935
The Chefs' Warehouse	21,528	[a]	553,054
United Natural Foods	36,515	[a]	583,145
			3,465,214
Food, Beverage & Tobacco - 1.8%
B&G Foods	43,117	[b]	1,195,634
Calavo Growers	10,838		752,482
Cal-Maine Foods	24,395	[a]	915,788
Coca-Cola Consolidated	3,112		828,632
Fresh Del Monte Produce	20,591		495,625
J&J Snack Foods	9,882		1,535,366
John B. Sanfilippo & Son	5,975		471,189
MGP Ingredients	8,951		421,234
National Beverage	7,748	[b]	657,805
Seneca Foods, Cl. A	4,328	[a]	172,687
The Simply Good Foods Company	55,922	[a]	1,753,714
Universal	16,524		803,232
Vector Group	85,511		996,203
			10,999,591
Health Care Equipment & Services - 8.2%
Addus HomeCare	9,902	[a]	1,159,425
Allscripts Healthcare Solutions	104,162	[a,b]	1,504,099
AMN Healthcare Services	31,458	[a]	2,147,009
AngioDynamics	23,993	[a]	367,813
BioTelemetry	22,510	[a]	1,622,521
Cardiovascular Systems	26,955	[a]	1,179,551
Community Health Systems	72,508	[a]	538,734
Computer Programs & Systems	8,688		233,186

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Health Care Equipment & Services - 8.2% (continued)
CONMED	18,962		2,123,744
CorVel	6,097	[a]	646,282
Covetrus	65,310	[a]	1,877,009
Cross Country Healthcare	21,522	[a]	190,900
CryoLife	26,338	[a]	621,840
Cutera	11,471	[a]	276,566
Fulgent Genetics	8,482	[a,b]	441,912
Glaukos	29,650	[a,b]	2,231,459
Hanger	25,810	[a]	567,562
HealthStream	17,189	[a]	375,408
Heska	5,832	[a]	849,431
HMS Holdings	58,731	[a]	2,158,364
Inogen	12,450	[a]	556,266
Integer Holdings	21,613	[a]	1,754,759
Invacare	20,765	[b]	185,847
Lantheus Holdings	45,211	[a]	609,896
LeMaitre Vascular	11,234		454,977
Magellan Health	15,300	[a]	1,267,452
MEDNAX	57,408	[a,b]	1,408,792
Meridian Bioscience	29,175	[a]	545,281
Merit Medical Systems	32,350	[a]	1,795,749
Mesa Laboratories	3,174		909,795
Natus Medical	23,061	[a]	462,142
NextGen Healthcare	36,532	[a]	666,344
Omnicell	27,946	[a]	3,354,079
OraSure Technologies	47,583	[a]	503,666
Orthofix Medical	12,980	[a]	557,880
Owens & Minor	49,295		1,333,430
R1 RCM	78,111	[a]	1,876,226
RadNet	28,799	[a]	563,596
Select Medical Holdings	71,044	[a]	1,965,077
Simulations Plus	9,840	[b]	707,693
SurModics	9,365	[a]	407,565
Tabula Rasa HealthCare	14,187	[a,b]	607,771
Tactile Systems Technology	12,545	[a]	563,772
The Ensign Group	33,640		2,453,029
The Pennant Group	17,053	[a]	990,097
The Providence Service	8,288	[a]	1,148,965
Tivity Health	25,455	[a]	498,663
U.S. Physical Therapy	8,428		1,013,467
Varex Imaging	26,702	[a]	445,389
Zynex	12,659	[a,b]	170,390
			50,890,870

14

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Household & Personal Products - 1.0%
Central Garden & Pet	6,791	[a]	262,201
Central Garden & Pet, Cl. A	25,497	[a]	926,306
Inter Parfums	11,525		697,147
Medifast	7,754		1,522,420
USANA Health Sciences	8,114	[a]	625,589
WD-40	9,015		2,395,105
			6,428,768
Insurance - 2.6%
Ambac Financial Group	31,169	[a]	479,379
American Equity Investment Life Holding	60,470		1,672,600
AMERISAFE	13,041		748,945
Assured Guaranty	53,257		1,677,063
eHealth	17,000	[a,b]	1,200,370
Employers Holdings	18,847		606,685
HCI Group	4,176		218,405
Horace Mann Educators	27,810		1,169,132
James River Group Holdings	20,580		1,011,507
Palomar Holdings	14,370	[a]	1,276,631
ProAssurance	36,424		647,983
Safety Insurance Group	9,326		726,495
Stewart Information Services	17,489		845,768
Third Point Reinsurance	54,947	[a]	523,095
Trupanion	21,603	[a]	2,586,095
United Fire Group	14,462		362,996
United Insurance Holdings	12,884		73,696
Universal Insurance Holdings	18,885		285,352
			16,112,197
Materials - 5.5%
AdvanSix	17,978	[a]	359,380
Allegheny Technologies	83,206	[a]	1,395,365
American Vanguard	17,468		271,103
Arconic	64,095	[a]	1,910,031
Balchem	21,344		2,459,256
Boise Cascade	26,151		1,250,018
Carpenter Technology	32,336		941,624
Century Aluminum	33,851	[a]	373,377
Clearwater Paper	11,191	[a]	422,460
Cleveland-Cliffs	263,855	[b]	3,841,729
Ferro	55,217	[a]	807,825
FutureFuel	17,234		218,872
GCP Applied Technologies	31,556	[a]	746,299
Glatfelter	29,323		480,311

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Materials - 5.5% (continued)
H.B. Fuller	34,252		1,776,994
Hawkins	6,446		337,190
Haynes International	8,408		200,447
Innospec	16,134		1,463,838
Kaiser Aluminum	10,508		1,039,241
Koppers Holdings	14,346	[a]	447,021
Kraton	20,618	[a]	572,974
Livent	98,001	[a,b]	1,846,339
Materion	13,697		872,773
Mercer International	26,998		276,730
Myers Industries	24,307		505,099
Neenah	11,367		628,822
Olympic Steel	5,143		68,556
Quaker Chemical	8,701	[b]	2,204,746
Rayonier Advanced Materials	43,765	[a]	285,348
Schweitzer-Mauduit International	20,844		838,137
Stepan	14,136		1,686,708
SunCoke Energy	53,727		233,712
TimkenSteel	25,881	[a]	120,864
Tredegar	16,905		282,314
Trinseo	25,115		1,286,139
U.S. Concrete	10,799	[a]	431,636
Warrior Met Coal	34,616		738,013
			33,621,291
Media & Entertainment - .9%
AMC Networks, Cl. A	19,673	[a,b]	703,703
Gannett	88,830		298,469
Glu Mobile	97,437	[a]	877,907
Meredith	27,496	[b]	527,923
QuinStreet	32,863	[a]	704,583
Scholastic	19,183		479,575
TechTarget	15,397	[a]	910,117
The E.W. Scripps Company, Cl. A	38,141		583,176
The Marcus	14,120		190,338
			5,275,791
Pharmaceuticals Biotechnology & Life Sciences - 3.1%
Amphastar Pharmaceuticals	24,140	[a]	485,455
ANI Pharmaceuticals	6,746	[a]	195,904
Anika Therapeutics	9,439	[a]	427,209
Coherus Biosciences	42,207	[a,b]	733,558
Corcept Therapeutics	69,992	[a,b]	1,830,991
Cytokinetics	47,023	[a]	977,138
Eagle Pharmaceuticals	7,886	[a]	367,251

16

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 3.1% (continued)
Enanta Pharmaceuticals	11,868	[a]	499,643
Endo International	151,998	[a]	1,091,346
Innoviva	42,749	[a]	529,660
Lannett	21,872	[a]	142,605
Luminex	29,227		675,728
Myriad Genetics	49,675	[a,b]	982,323
NeoGenomics	73,387	[a]	3,951,156
Pacira Biosciences	28,552	[a]	1,708,552
Phibro Animal Health, Cl. A	13,766		267,336
REGENXBIO	19,528	[a]	885,790
Spectrum Pharmaceuticals	99,505	[a]	339,312
Supernus Pharmaceuticals	35,543	[a]	894,262
Vanda Pharmaceuticals	35,851	[a]	471,082
Xencor	37,939	[a,b]	1,655,279
			19,111,580
Real Estate - 7.4%
Acadia Realty Trust	58,130	[c]	824,865
Agree Realty	36,528	[b,c]	2,432,034
Alexander & Baldwin	48,330	[c]	830,309
American Assets Trust	33,292	[c]	961,473
Armada Hoffler Properties	38,647	[c]	433,619
Brandywine Realty Trust	114,421	[c]	1,362,754
CareTrust REIT	64,175	[c]	1,423,402
Centerspace	8,606	[c]	607,928
Chatham Lodging Trust	31,877	[c]	344,272
Community Healthcare Trust	14,880	[c]	700,997
CoreCivic	77,718	[c]	509,053
DiamondRock Hospitality	131,008	[c]	1,080,816
Diversified Healthcare Trust	157,630	[c]	649,436
Easterly Government Properties	53,259	[c]	1,206,316
Essential Properties Realty Trust	68,696	[c]	1,456,355
Four Corners Property Trust	48,204	[c]	1,435,033
Franklin Street Properties	65,837	[c]	287,708
Getty Realty	23,763	[c]	654,433
Global Net Lease	60,169	[c]	1,031,297
Hersha Hospitality Trust	25,084	[c]	197,913
Independence Realty Trust	63,910	[c]	858,311
Industrial Logistics Properties Trust	42,812	[c]	997,092
Innovative Industrial Properties	14,636	[c]	2,680,291
iStar	49,683	[b,c]	737,793
Kite Realty Group Trust	55,954	[c]	837,072
Lexington Realty Trust	183,755	[c]	1,951,478

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Real Estate - 7.4% (continued)
LTC Properties	25,773	[c]	1,002,827
Mack-Cali Realty	56,229	[a,c]	700,613
Marcus & Millichap	16,059	[a]	597,877
National Storage Affiliates Trust	40,875	[b,c]	1,472,726
NexPoint Residential Trust	14,526	[c]	614,595
Office Properties Income Trust	32,610	[b,c]	740,899
RE/MAX Holdings, Cl. A	12,146		441,264
Realogy Holdings	77,550	[a]	1,017,456
Retail Opportunity Investments	77,377	[c]	1,036,078
Retail Properties of America, Cl. A	140,966	[c]	1,206,669
RPT Realty	54,744	[c]	473,536
Safehold	9,343	[b,c]	677,274
Saul Centers	8,309	[c]	263,229
SITE Centers	98,978	[c]	1,001,657
Summit Hotel Properties	71,383	[c]	643,161
Tanger Factory Outlet Centers	63,085	[b,c]	628,327
The GEO Group	81,351	[b,c]	720,770
The St. Joe Company	20,357	[b]	864,155
Uniti Group	155,850	[c]	1,828,121
Universal Health Realty Income Trust	8,484	[c]	545,267
Urstadt Biddle Properties, Cl. A	20,699	[c]	292,477
Washington Real Estate Investment Trust	54,953	[c]	1,188,633
Whitestone REIT	24,172	[c]	192,651
Xenia Hotels & Resorts	74,718	[c]	1,135,714
			45,778,026
Retailing - 4.9%
Abercrombie & Fitch, Cl. A	42,048		856,097
America's Car-Mart	4,054	[a]	445,291
Asbury Automotive Group	12,773	[a]	1,861,537
Barnes & Noble Education	20,898	[a]	97,176
Bed Bath & Beyond	82,754	[b]	1,469,711
Big Lots	23,842	[b]	1,023,537
Boot Barn Holdings	18,897	[a,b]	819,374
Caleres	25,843		404,443
Chico's FAS	86,457		137,467
Conn's	12,547	[a]	146,674
Core-Mark Holding	29,614		869,763
Designer Brands, Cl. A	38,533	[b]	294,777
GameStop, Cl. A	37,098	[a,b]	698,926
Genesco	9,503	[a]	285,945
Group 1 Automotive	11,300	[b]	1,481,882
Guess?	24,233		548,150

18

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Retailing - 4.9% (continued)
Haverty Furniture	11,243		311,094
Hibbett Sports	11,082	[a]	511,767
Liquidity Services	18,043	[a]	287,064
Lumber Liquidators Holdings	18,782	[a]	577,359
Macy's	204,732	[b]	2,303,235
MarineMax	14,764	[a]	517,183
Monro	22,205		1,183,527
PetMed Express	13,737	[b]	440,408
Rent-A-Center	31,941		1,223,021
Sally Beauty Holdings	75,945	[a]	990,323
Shoe Carnival	5,919		231,906
Shutterstock	14,855		1,065,104
Signet Jewelers	34,894	[b]	951,559
Sleep Number	18,226	[a]	1,491,980
Sonic Automotive, Cl. A	15,723		606,436
Stamps.com	12,033	[a]	2,360,754
The Aaron's Company	22,257	[a]	421,993
The Buckle	18,952		553,398
The Cato, Cl. A	11,185		107,264
The Children's Place	9,589	[b]	480,409
The Michaels Companies	49,915	[a,b]	649,394
The ODP	34,602		1,013,839
Zumiez	13,555	[a]	498,553
			30,218,320
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Energy Industries	25,251	[a]	2,448,589
Axcelis Technologies	22,646	[a]	659,452
Brooks Automation	48,785		3,310,062
CEVA	14,370	[a]	653,835
Cohu	28,206		1,076,905
Diodes	28,212	[a]	1,988,946
DSP Group	13,458	[a]	223,268
FormFactor	51,030	[a]	2,195,311
Ichor Holdings	15,751	[a]	474,814
Kulicke & Soffa Industries	40,791		1,297,562
MaxLinear	45,232	[a]	1,727,410
Onto Innovation	32,069	[a]	1,524,881
PDF Solutions	19,362	[a]	418,219
Photronics	42,152	[a]	470,416
Power Integrations	39,538		3,236,581
Rambus	76,416	[a]	1,334,223
SMART Global Holdings	9,234	[a,b]	347,475
Ultra Clean Holdings	27,274	[a]	849,585

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Semiconductors & Semiconductor Equipment - 4.0% (continued)
Veeco Instruments	33,164	[a,b]	575,727
			24,813,261
Software & Services - 5.0%
8x8	70,141	[a]	2,417,760
Agilysys	13,697	[a]	525,691
Alarm.com Holdings	29,514	[a]	3,053,223
Bottomline Technologies	25,720	[a]	1,356,473
Cardtronics, Cl. A	23,978	[a]	846,423
CSG Systems International	21,720		978,920
Ebix	15,680	[b]	595,370
EVERTEC	39,534		1,554,477
ExlService Holdings	22,625	[a]	1,926,066
LivePerson	41,046	[a,b]	2,554,293
ManTech International, Cl. A	17,852		1,587,757
MicroStrategy, Cl. A	4,778	[a]	1,856,492
NIC	44,060		1,138,070
OneSpan	22,567	[a]	466,686
Perficient	21,851	[a]	1,041,200
Progress Software	30,258		1,367,359
SPS Commerce	23,300	[a]	2,530,147
Sykes Enterprises	26,022	[a]	980,249
TTEC Holdings	12,223		891,423
Unisys	41,078	[a]	808,415
Virtusa	18,645	[a]	953,319
Xperi Holding	69,670		1,456,103
			30,885,916
Technology Hardware & Equipment - 4.8%
3D Systems	80,940	[a,b]	848,251
ADTRAN	32,606		481,591
Applied Optoelectronics	12,920	[a,b]	109,949
Arlo Technologies	51,668	[a]	402,494
Badger Meter	19,271		1,812,630
Bel Fuse, Cl. B	5,674		85,280
Benchmark Electronics	23,604		637,544
CalAmp	24,381	[a]	241,860
Comtech Telecommunications	17,149		354,813
CTS	21,077		723,573
Daktronics	26,639		124,671
Diebold Nixdorf	52,631	[a]	561,046
Digi International	19,990	[a]	377,811
ePlus	9,006	[a]	792,078
Extreme Networks	83,337	[a]	574,192

20

Description	Shares		Value ($)
Common Stocks - 93.6% (continued)
Technology Hardware & Equipment - 4.8% (continued)
Fabrinet	24,723	[a]	1,918,258
FARO Technologies	12,015	[a]	848,619
Harmonic	65,696	[a,b]	485,493
Insight Enterprises	23,141	[a]	1,760,799
Itron	26,657	[a]	2,556,406
Knowles	61,600	[a]	1,135,288
Methode Electronics	24,586		941,152
MTS Systems	12,793		744,041
NETGEAR	20,421	[a]	829,705
OSI Systems	11,041	[a]	1,029,242
PC Connection	7,439	[a]	351,790
Plantronics	24,535	[b]	663,181
Plexus	19,075	[a]	1,491,856
Rogers	12,499	[a]	1,940,970
Sanmina	42,942	[a]	1,369,420
ScanSource	16,188	[a]	427,039
TTM Technologies	66,847	[a]	922,154
Viavi Solutions	151,014	[a]	2,261,435
			29,804,631
Telecommunication Services - 1.5%
ATN International	7,474		312,114
Cincinnati Bell	32,458	[a]	495,958
Cogent Communications Holdings	27,769		1,662,530
Consolidated Communications Holdings	49,484	[a]	241,977
Iridium Communications	77,464	[a]	3,046,272
Shenandoah Telecommunication	33,073		1,430,407
Spok Holdings	10,080		112,190
Vonage Holdings	156,154	[a]	2,010,483
			9,311,931
Transportation - 2.4%
Allegiant Travel	8,786		1,662,663
ArcBest	16,503		704,183
Atlas Air Worldwide Holdings	17,156	[a]	935,688
Echo Global Logistics	17,161	[a]	460,258
Forward Air	18,111		1,391,649
Hawaiian Holdings	29,598		523,885
Heartland Express	33,126		599,581
Hub Group, Cl. A	22,477	[a]	1,281,189
Marten Transport	38,977		671,574
Matson	28,428		1,619,543
Saia	17,275	[a]	3,123,320
SEACOR Holdings	12,669	[a]	525,130

21

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 93.6% (continued)
Transportation - 2.4% (continued)
SkyWest		33,628		1,355,545
				14,854,208
Utilities - 1.5%
American States Water		24,490		1,947,200
Avista		46,020		1,847,243
California Water Service Group		33,370		1,802,981
Chesapeake Utilities		11,720		1,268,221
Northwest Natural Holding		20,559		945,508
South Jersey Industries		66,598		1,435,187
				9,246,340
Total Common Stocks (cost $384,455,551)				578,185,689

Exchange-Traded Funds - .2%
Registered Investment Companies - .2%
iShares Core S&P Small-Cap ETF (cost $1,488,269)		16,194		1,488,229
		Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
0.18%, 2/25/21 (cost $112,970)		113,000	[d]	112,991
	1-Day Yield (%)	Shares
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $661,144)	0.09	661,144	[e]	661,144

22

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $10,413,704)	0.05	10,413,704	[e]	10,413,704
Total Investments (cost $397,131,638)		95.6%		590,861,757
Cash and Receivables (Net)		4.4%		27,123,086
Net Assets		100.0%		617,984,843

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2020, the value of the fund’s securities on loan was $54,217,465 and the value of the collateral was $55,674,521, consisting of cash collateral of $10,413,704 and U.S. Government & Agency securities valued at $45,260,817.

cInvestment in real estate investment trust within the United States.

dSecurity is a discount security. Income is recognized through the accretion of discount.

eInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	16.2
Financials	15.3
Consumer Discretionary	13.9
Information Technology	13.8
Health Care	11.3
Real Estate	7.4
Materials	5.5
Consumer Staples	3.4
Energy	2.9
Communication Services	2.4
Investment Companies	2.0
Utilities	1.5
Government	.0
95.6

† Based on net assets.
See notes to financial statements.

23

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 12/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	195,402	126,112,787	(125,647,045)	661,144.1		9,037
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	13,048,576	73,421,354	(86,469,930)	-	-	277,952†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	27,938,658	(17,524,954)	10,413,704	1.7	34,514†††
Total	13,243,978	227,472,799	(229,641,929)	11,074,848	1.8	321,503

† Includes reinvested dividends/distributions.
†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.
††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
See notes to financial statements.

24

STATEMENT OF FUTURES
December 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
E-mini Russell 2000	29	3/19/2021	2,823,549	2,863,460	39,911
Gross Unrealized Appreciation				39,911

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $54,217,465)—Note 1(c):
Unaffiliated issuers	386,056,790	579,786,909
Affiliated issuers	11,074,848	11,074,848
Receivable for shares of Beneficial Interest subscribed		36,294,316
Receivable for investment securities sold		3,309,388
Dividends and securities lending income receivable		631,300
		631,096,761
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		285,461
Liability for securities on loan—Note 1(c)		10,413,704
Payable for investment securities purchased		1,488,269
Payable for shares of Beneficial Interest redeemed		894,154
Trustees’ fees and expenses payable		25,138
Payable for futures variation margin—Note 4		5,116
Interest payable—Note 2		76
		13,111,918
Net Assets ($)		617,984,843
Composition of Net Assets ($):
Paid-in capital		425,088,688
Total distributable earnings (loss)		192,896,155
Net Assets ($)		617,984,843

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	32,424,088
Net Asset Value Per Share ($)	19.06

See notes to financial statements.

26

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $9,092 foreign taxes withheld at source):
Unaffiliated issuers	7,179,778
Affiliated issuers	8,838
Income from securities lending—Note 1(c)	312,466
Total Income	7,501,082
Expenses:
Management fee—Note 3(a)	1,694,012
Distribution fees—Note 3(b)	1,210,009
Trustees’ fees—Note 3(a,c)	54,920
Loan commitment fees—Note 2	13,945
Interest expense—Note 2	2,465
Total Expenses	2,975,351
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(54,920)
Net Expenses	2,920,431
Investment Income—Net	4,580,651
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,764,506
Net realized gain (loss) on futures	447,387
Capital gain distributions from affiliated issuers	199
Net Realized Gain (Loss)	2,212,092
Net change in unrealized appreciation (depreciation) on investments	49,590,498
Net change in unrealized appreciation (depreciation) on futures	40,200
Net Change in Unrealized Appreciation (Depreciation)	49,630,698
Net Realized and Unrealized Gain (Loss) on Investments	51,842,790
Net Increase in Net Assets Resulting from Operations	56,423,441

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment income—net	4,580,651	5,266,626
Net realized gain (loss) on investments	2,212,092	28,016,828
Net change in unrealized appreciation (depreciation) on investments	49,630,698	76,820,273
Net Increase (Decrease) in Net Assets Resulting from Operations	56,423,441	110,103,727
Distributions ($):
Distributions to shareholders	(34,316,237)	(51,447,582)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	151,009,753	53,986,435
Distributions reinvested	34,316,237	51,447,582
Cost of shares redeemed	(165,956,575)	(97,277,046)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	19,369,415	8,156,971
Total Increase (Decrease) in Net Assets	41,476,619	66,813,116
Net Assets ($):
Beginning of Period	576,508,224	509,695,108
End of Period	617,984,843	576,508,224
Capital Share Transactions (Shares):
Shares sold	9,954,046	3,009,705
Shares issued for distributions reinvested	3,099,931	2,958,457
Shares redeemed	(10,884,588)	(5,403,137)
Net Increase (Decrease) in Shares Outstanding	2,169,389	565,025

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	19.06	17.17	20.12	18.88	16.71
Investment Operations:
Investment income—net[a]	.14	.17	.17	.16	.16
Net realized and unrealized gain (loss) on investments	1.04	3.48	(1.82)	2.04	3.69
Total from Investment Operations	1.18	3.65	(1.65)	2.20	3.85
Distributions:
Dividends from investment income—net	(.18)	(.17)	(.17)	(.13)	(.16)
Dividends from net realized gain on investments	(1.00)	(1.59)	(1.13)	(.83)	(1.52)
Total Distributions	(1.18)	(1.76)	(1.30)	(.96)	(1.68)
Net asset value, end of period	19.06	19.06	17.17	20.12	18.88
Total Return (%)	10.64	22.21	(8.98)	12.40	25.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.63	.63
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	.95	.94	.82	.88	.95
Portfolio Turnover Rate	47.77	28.13	23.26	16.90	24.24
Net Assets, end of period ($ x 1,000)	617,985	576,508	509,695	562,014	535,603

a Based on average shares outstanding.

See notes to financial statements.

29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Small Cap Stock Index Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.

30

This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of

31

NOTES TO FINANCIAL STATEMENTS (continued)

Trustees (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

32

Level 1 – Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities— Common Stocks	578,185,689	-	-	578,185,689
Exchange-Traded Funds	1,488,229	-	-	1,488,229
Investment Companies	11,074,848	-	-	11,074,848
U.S. Treasury Securities	-	112,991	-	112,991
Other Financial Instruments:
Futures††	39,911	-	-	39,911

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds

33

NOTES TO FINANCIAL STATEMENTS (continued)

managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2020, The Bank of New York Mellon earned $59,466 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

34

“Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,786,260, undistributed capital gains $7,901,280 and unrealized appreciation $178,149,955.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows: ordinary income $6,973,992 and $6,700,232, and long-term capital gains $27,342,245 and $44,747,350, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with

35

NOTES TO FINANCIAL STATEMENTS (continued)

Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2020 was approximately $373,770 with a related weighted average annualized rate of .66%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Adviser has agreed to pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees), and extraordinary expenses. The Adviser has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2020, fees reimbursed by the Adviser amounted to $54,920.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2020, the fund was charged $1,210,009 pursuant to the Distribution Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $170,515 and Distribution Plan fees of $121,796, which are offset

36

against an expense reimbursement currently in effect in the amount of $6,850.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended December 31, 2020, amounted to $231,324,680 and $277,892,871, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2020 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2020:

Average Market Value ($)
Equity futures	2,240,539

At December 31, 2020, the cost of investments for federal income tax purposes was $412,711,802; accordingly, accumulated net unrealized appreciation on investments was $178,149,955, consisting of $228,927,250

37

NOTES TO FINANCIAL STATEMENTS (continued)

gross unrealized appreciation and $50,777,295 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Small Cap Stock Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Small Cap Stock Index Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios), including the statements of investments, investments in affiliated issuers and futures, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 9, 2021

39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 86.83% of the ordinary dividends paid during the fiscal year ended December 31, 2020 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund hereby reports $0.0634 per share as a short-term capital gain distribution and $.9382 per share as a long-term capital gain distribution paid on March 25, 2020.

40

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 20-21, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Service shares with the performance of a group of small-cap core pure index funds benchmarked against the S&P Small Cap Index underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended May 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all other

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

small-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods, except the one- and two-year periods. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods. It was noted that there were only three other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, the fund’s actual management fee was slightly above the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were above the Expense Group and Expense Universe total expenses medians.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate

42

profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration [the/that there were no] soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall relative performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

———————

Francine J. Bovich (69)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 66

———————

J. Charles Cardona (65)
Board Member (2014)
Principal Occupation During Past 5 Years:

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (since 2019)

• President and Director of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman (2013 – 2016) Director (2005-2016) and Executive Vice President (2006-2015) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

No. of Portfolios for which Board Member Serves: 38

———————

Gordon J. Davis (79)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 48

———————

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BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Andrew J. Donohue (70)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

• Attorney, Solo Law Practice (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 52

———————

Isabel P. Dunst (73)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Member of the Board of Governors, Hebrew Union College Jewish Institute of Religion (2015-Present)

• Board Member, Bend the ARC, a civil rights organization, (2016- Present)

No. of Portfolios for which Board Member Serves: 30

———————

Nathan Leventhal (77)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 44

———————

46

Robin A. Melvin (57)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-Chair, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 - 2020); Board member, Mentor Illinois (2013-2020)

• Trustee, Westover School, a private girls' boarding school in Middlebury, Connecticut (2019-Present)

No. of Portfolios for which Board Member Serves: 87

———————

Roslyn M. Watson (71)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 52

———————

Benaree Pratt Wiley (74)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 70

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

47

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of the BNY Mellon since April 2004.

48

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Investment Portfolios, Small Cap Stock Index Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0410AR1220

BNY Mellon Investment Portfolios, Technology Growth Portfolio

ANNUAL REPORT December 31, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by Erik A. Swords, Matthew Griffin and Justin Sumner, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon Investment Portfolios, Technology Growth Portfolio’s Initial shares produced a total return of 69.92%, and its Service shares produced a total return of 69.57%.1 The fund’s benchmarks, the NYSE® Technology Index and the S&P 500® Index, produced total returns of 74.41% and 18.40%, respectively, over the same period.2,3

Technology stocks gained ground during the reporting period, outpacing the broader market. The fund performed well but lagged the NYSE Technology Index, due largely to the need to manage risk presented by the extraordinary performance of one stock, Tesla, the auto, battery and solar power company.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of growth companies of any size that BNY Mellon Investment Adviser, Inc. believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities. The fund also may invest in U.S. dollar-denominated American Depository Receipts (ADRs).

In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging-growth, cyclical or stable-growth companies. The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product, or market cycles and/or favorable valuations.

Stocks Recover as the Economy Rebounds

Prior to the reporting period, stocks were supported by three rate cuts by the Federal Reserve (the “Fed”) late in 2019, by steady economic data and an announcement of a “Phase One” U.S.-China trade agreement. Stocks also benefited from the approval of a new U.S.-Mexico-Canada Trade Agreement, potentially reducing trade uncertainty with America’s neighbors.

However, early in 2020, markets experienced a sharp correction, amid growing concerns about COVID-19 in China, erasing gains that occurred late in 2019 and early in 2020. In response, the Fed reduced the federal funds rate by 50 basis points early in March 2020, bringing the target rate down to 1.00–1.25%. The Fed made another cut in mid-March 2020, bringing the federal funds rate target to 0.00-0.25%.

In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

2

In the second quarter of 2020, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved. Job creation surged, beating economists’ expectations, and markets began to rebound as relief programs took effect, government shutdowns began to ease and hope for a COVID-19 vaccine or effective therapy took hold. Markets also began to rebound as relief programs took effect, as government shutdowns began to ease, and as economic data improved.

Late in the reporting period, markets benefited from the announcement that COVID-19 vaccines would be available within a few months. Uncertainty surrounding the November 2020 election also eased, and investors began to factor the likelihood of additional stimulus and infrastructure spending into their calculations. With the end of the pandemic in view and continued economic rebound likely, investors began to shift away from growth-oriented stocks and into value-oriented stocks.

While many sectors of the economy have suffered from the economic downturn resulting from COVID-19 and efforts to contain the virus, many technology companies have been beneficiaries. Social distancing and the adoption of work-from-home policies, in particular, have accelerated the adoption of certain online video and collaborative work technologies. In addition, technology stocks continue to benefit from an ongoing uptrend in outsourcing. This spending encompasses a number of themes across a wide range of industries, including artificial intelligence, blockchain technology, 5G, mobility, e-commerce, cybersecurity, social media and voice interfacing.

Stock Selection and Risk Management Drove Returns

The fund lagged the NYSE Technology Index, primarily due to the need to manage risk related to the performance of Tesla, the auto, battery and solar energy company. Tesla rose 743% during the reporting period, growing to approximately 15% of the NYSE Technology Index. The fund owned Tesla throughout the reporting period, maintaining an average allocation of 4%, but this required trimming the holding in order to reduce the risk that arises when one position becomes too large. Other detractors included positions in the semiconductor industry, including Micron Technology and Microchip Technology, which were hindered by the delay in the recovery of the computer chip market. In addition, Applied Materials lagged due to government regulations that hampered sales to China. In the software industry, Splunk’s performance detracted from returns, as some major deals were delayed, hurting revenues late in the year.

On a more positive note, many stocks benefited from the acceleration of the digital transformation of the economy that has occurred during the pandemic. Square, a financial technology company, gained nearly 250%, Twilio, a cloud communications company, rose 244%, and Snap, a social media company, increased 186%. In addition, the fund’s positions in Shopify, which supports e-commerce, and HubSpot, a marketing software firm, contributed positively to performance, rising 184% and 150%, respectively. The fund also benefited from avoiding legacy technology companies, including Cisco, IBM, Oracle and Intel, which lagged the index.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Positioning for Economic Recovery and Continued Digital Transformation of the Economy

Given supportive policies from the Fed and the rollout of COVID-19 vaccines, we remain optimistic about economic recovery in 2021. We are tilting the fund away from companies that benefited from the pandemic and toward those that will benefit most from economic recovery. In addition, the fund continues to position itself to capitalize on a secular shift that is producing digitization across all sectors of the economy.

January 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Bloomberg L.P. — The NYSE® Technology Index is an equal-dollar-weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S., technology-related companies. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Investment Portfolios, Technology Growth Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Investment Portfolios, Technology Growth Portfolio with a hypothetical investment of $10,000 in the NYSE® Technology Index and S&P 500® Index

† Source: Bloomberg L.P.

†† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in each of the Initial shares and Service shares of BNY Mellon Investment Portfolios, Technology Growth Portfolio on 12/31/10 to a hypothetical investment of $10,000 made in the NYSE® Technology Index and S&P 500® Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The NYSE® Technology Index is an equal-dollar weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/2020
	1 Year	5 Years	10 Years
Initial shares	69.92%	25.89%	17.64%
Service shares	69.57%	25.58%	17.35%
NYSE® Technology Index	74.41%	29.23%	20.20%
S&P 500® Index	18.40%	15.21%	13.87%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Investment Portfolios, Technology Growth Portfolio from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$4.64	$6.12
Ending value (after expenses)	$1,365.10	$1,363.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$3.96	$5.23
Ending value (after expenses)	$1,021.22	$1,019.96

†  Expenses are equal to the fund’s annualized expense ratio of .78% for Initial Shares and 1.03% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2020

Description	Shares		Value ($)
Common Stocks - 98.8%
Alternative Carriers - .4%
Bandwidth, Cl. A	27,328	[a,b]	4,199,494
Application Software - 15.2%
Adobe	57,384	[b]	28,698,886
Datadog, Cl. A	121,259	[a,b]	11,936,736
Everbridge	41,006	[a,b]	6,112,764
HubSpot	28,862	[b]	11,442,051
Medallia	263,617	[a,b]	8,757,357
OneConnect Financial Technology, ADR	214,299	[a,b]	4,223,833
salesforce.com	149,234	[b]	33,209,042
Splunk	115,949	[b]	19,698,576
Zoom Video Communications, CI. A	66,502	[b]	22,432,455
			146,511,700
Automobile Manufacturers - 4.1%
NIO, ADR	213,052	[b]	10,384,154
Tesla	41,074	[a,b]	28,984,690
			39,368,844
Data Processing & Outsourced Services - 4.4%
PayPal Holdings	77,769	[b]	18,213,500
Square, Cl. A	109,430	[b]	23,816,345
			42,029,845
Electronic Component-Semiconductors - 17.3%
Advanced Micro Devices	405,690	[b]	37,205,830
Diodes	178,618	[b]	12,592,569
Marvell Technology Group	619,977		29,473,707
Microchip Technology	155,877		21,528,172
Micron Technology	377,841	[b]	28,406,086
NVIDIA	72,541		37,880,910
			167,087,274
Holding Companies-Divers - .5%
Ribbit LEAP	311,027	[a,b]	4,656,074
Interactive Media & Services - 10.9%
Alphabet, Cl. C	17,583	[b]	30,803,306
Facebook, Cl. A	139,381	[b]	38,073,314
Pinterest, Cl. A	103,525	[b]	6,822,298
Snap, Cl. A	583,655	[b]	29,223,606
			104,922,524
Internet & Direct Marketing Research - 11.5%
Alibaba Group Holding, ADR	111,634	[b]	25,980,581
Amazon.com	10,936	[b]	35,617,786
JD.com, ADR	556,442	[b]	48,911,252
			110,509,619

8

Description		Shares		Value ($)
Common Stocks - 98.8% (continued)
Internet Services & Infrastructure - 4.6%
BASE		66,000	[b]	6,186,768
Shopify, Cl. A		16,770	[b]	18,982,801
Snowflake, Cl. A		18,775	[a,b]	5,283,285
Twilio, Cl. A		42,365	[b]	14,340,552
				44,793,406
Semiconductor Equipment - 13.6%
Lam Research		40,511		19,132,130
NXP Semiconductors		94,705		15,059,042
Qualcomm		253,046		38,549,028
Taiwan Semiconductor Manufacturing, ADR		451,495		49,231,015
United Microelectronics, ADR		1,048,599	[a]	8,839,690
				130,810,905
Systems Software - 9.2%
Crowdstrike Holdings, CI. A		75,567	[b]	16,006,602
Microsoft		132,868		29,552,501
Proofpoint		52,749	[b]	7,195,491
ServiceNow		65,148	[b]	35,859,414
				88,614,008
Technology Hardware, Storage & Equipment - 4.1%
Apple		295,166		39,165,577
Trucking - 3.0%
Uber Technologies		572,008	[b]	29,172,408
Total Common Stocks (cost $545,483,947)				951,841,678
	1-Day Yield (%)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $12,877,205)	0.09	12,877,205	[c]	12,877,205

9

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $14,820,447)	0.05	14,820,447	[c]	14,820,447
Total Investments (cost $573,181,599)		101.7%		979,539,330
Liabilities, Less Cash and Receivables		(1.7%)		(15,956,291)
Net Assets		100.0%		963,583,039

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At December 31, 2020, the value of the fund’s securities on loan was $27,777,958 and the value of the collateral was $29,052,483, consisting of cash collateral of $14,820,447 and U.S. Government & Agency securities valued at $14,232,036.

bNon-income producing security.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	68.4
Consumer Discretionary	15.6
Communication Services	11.3
Industrials	3.0
Investment Companies	2.9
Diversified	.5
101.7

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/19($)	Purchases($)†	Sales($)	Value 12/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	4,705,932	214,396,185	(206,224,912)	12,877,205	1.3	35,747
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	8,597,487	132,283,508	(140,880,995)	-	-	1,992,023†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	41,201,424	(26,380,977)	14,820,447	1.6	17,069†††
Total	13,303,419	387,881,117	(373,486,884)	27,697,652	2.9	2,044,839

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $27,777,958)—Note 1(c):
Unaffiliated issuers	545,483,947	951,841,678
Affiliated issuers	27,697,652	27,697,652
Cash denominated in foreign currency	53,100	53,609
Receivable for investment securities sold		4,791,252
Dividends and securities lending income receivable		287,513
Receivable for shares of Beneficial Interest subscribed		228,564
Prepaid expenses		6,041
		984,906,309
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		774,522
Liability for securities on loan—Note 1(c)		14,820,447
Payable for investment securities purchased		5,554,450
Payable for shares of Beneficial Interest redeemed		102,051
Trustees’ fees and expenses payable		1,533
Other accrued expenses		70,267
		21,323,270
Net Assets ($)		963,583,039
Composition of Net Assets ($):
Paid-in capital		415,098,869
Total distributable earnings (loss)		548,484,170
Net Assets ($)		963,583,039

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	227,324,835	736,258,204
Shares Outstanding	6,196,707	21,688,002
Net Asset Value Per Share ($)	36.68	33.95

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $195,758 foreign taxes withheld at source):
Unaffiliated issuers	3,126,431
Affiliated issuers	33,553
Income from securities lending—Note 1(c)	2,009,092
Total Income	5,169,076
Expenses:
Management fee—Note 3(a)	5,629,338
Distribution fees—Note 3(b)	1,440,311
Professional fees	93,404
Trustees’ fees and expenses—Note 3(c)	51,434
Loan commitment fees—Note 2	30,584
Prospectus and shareholders’ reports	24,070
Custodian fees—Note 3(b)	19,848
Chief Compliance Officer fees—Note 3(b)	13,982
Shareholder servicing costs—Note 3(b)	1,060
Interest expense—Note 2	342
Miscellaneous	18,380
Total Expenses	7,322,753
Investment (Loss)—Net	(2,153,677)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	144,433,172
Net realized gain (loss) on forward foreign currency exchange contracts	(12,562)
Capital gain distributions from affiliated issuers	2,194
Net Realized Gain (Loss)	144,422,804
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	266,454,921
Net Realized and Unrealized Gain (Loss) on Investments	410,877,725
Net Increase in Net Assets Resulting from Operations	408,724,048

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment income (loss)—net	(2,153,677)	786,901
Net realized gain (loss) on investments	144,422,804	76,581,455
Net change in unrealized appreciation (depreciation) on investments	266,454,921	50,852,574
Net Increase (Decrease) in Net Assets Resulting from Operations	408,724,048	128,220,930
Distributions ($):
Distributions to shareholders:
Initial Shares	(17,108,961)	(15,372,855)
Service Shares	(60,123,345)	(53,178,634)
Total Distributions	(77,232,306)	(68,551,489)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	25,487,190	5,520,702
Service Shares	50,456,990	34,966,237
Distributions reinvested:
Initial Shares	17,108,961	15,372,855
Service Shares	60,123,345	53,178,634
Cost of shares redeemed:
Initial Shares	(34,411,906)	(14,531,490)
Service Shares	(102,412,089)	(46,058,388)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	16,352,491	48,448,550
Total Increase (Decrease) in Net Assets	347,844,233	108,117,991
Net Assets ($):
Beginning of Period	615,738,806	507,620,815
End of Period	963,583,039	615,738,806
Capital Share Transactions (Shares):
Initial Shares
Shares sold	869,993	226,629
Shares issued for distributions reinvested	900,946	647,824
Shares redeemed	(1,140,904)	(604,414)
Net Increase (Decrease) in Shares Outstanding	630,035	270,039
Service Shares
Shares sold	2,098,579	1,548,688
Shares issued for distributions reinvested	3,416,099	2,390,051
Shares redeemed	(3,933,228)	(2,044,014)
Net Increase (Decrease) in Shares Outstanding	1,581,450	1,894,725

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	25.26	22.56	23.95	17.69	17.78
Investment Operations:
Investment income (loss)—net[a]	(.03)	.08	.04	(.01)	.01
Net realized and unrealized gain (loss) on investments	14.68	5.55	(.11)	7.29	.77
Total from Investment Operations	14.65	5.63	(.07)	7.28	.78
Distributions:
Dividends from investment income—net	(.08)	-	-	-	-
Dividends from net realized gain on investments	(3.15)	(2.93)	(1.32)	(1.02)	(.87)
Total Distributions	(3.23)	(2.93)	(1.32)	(1.02)	(.87)
Net asset value, end of period	36.68	25.26	22.56	23.95	17.69
Total Return (%)	69.92	25.82	(.98)	42.64	4.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.79	.79	.82	.83
Ratio of net investment income (loss) to average net assets	(.10)	.33	.14	(.05)	.07
Portfolio Turnover Rate	80.81	77.56	55.34	42.07	64.26
Net Assets, end of period ($ x 1,000)	227,325	140,591	119,470	122,670	87,243

a Based on average shares outstanding.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.63	21.31	22.75	16.88	17.06
Investment Operations:
Investment income (loss)—net[a]	(.09)	.02	(.03)	(.06)	(.03)
Net realized and unrealized gain (loss) on investments	13.58	5.23	(.09)	6.95	.72
Total from Investment Operations	13.49	5.25	(.12)	6.89	.69
Distributions:
Dividends from investment income—net	(.02)	-	-	-	-
Dividends from net realized gain on investments	(3.15)	(2.93)	(1.32)	(1.02)	(.87)
Total Distributions	(3.17)	(2.93)	(1.32)	(1.02)	(.87)
Net asset value, end of period	33.95	23.63	21.31	22.75	16.88
Total Return (%)	69.57	25.51	(1.27)	42.36	4.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.04	1.04	1.07	1.08
Ratio of net investment income (loss) to average net assets	(.34)	.08	(.11)	(.30)	(.18)
Portfolio Turnover Rate	80.81	77.56	55.34	42.07	64.26
Net Assets, end of period ($ x 1,000)	736,258	475,148	388,151	365,231	225,801

a Based on average shares outstanding.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Technology Growth Portfolio (the “fund”) is a separate diversified series of BNY Mellon Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

17

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid

18

price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (continued)

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:†
Equity Securities - Common Stocks	945,654,910	6,186,768	††	-	951,841,678
Investment Companies	27,697,652	-		-	27,697,652

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

20

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2020, The Bank of New York Mellon earned $345,596 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the

21

NOTES TO FINANCIAL STATEMENTS (continued)

fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $65,968,826, undistributed capital gains $77,926,275 and unrealized appreciation $404,589,069.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows: ordinary income $791,589 and $0, and long-term capital gains $76,440,717 and $68,551,489, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit

22

Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2020 was approximately $14,481 with a related weighted average annualized interest rate of 2.36%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2020, Service shares were charged $1,440,311 pursuant to the Distribution Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting

23

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2020, the fund was charged $926 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2020, the fund was charged $19,848 pursuant to the custody agreement.

During the period ended December 31, 2020, the fund was charged $13,982 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $611,724, Distribution Plan fees of $154,972, custodian fees of $4,709, Chief Compliance Officer fees of $2,903 and transfer agency fees of $214.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange (“forward contract”) during the period ended December 31, 2020, amounted to $596,215,035 and $666,535,746, respectively.

24

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At December 31, 2020, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2020:

Average Market Value ($)
Forward contracts	17,817

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020, the cost of investments for federal income tax purposes was $574,950,770; accordingly, accumulated net unrealized appreciation on investments was $404,588,560, consisting of $411,997,179 gross unrealized appreciation and $7,408,619 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Technology Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Technology Growth Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Investment Portfolios), including the statements of investments and investments in affiliated issuers, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Portfolios) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 9, 2021

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 99.51% of the ordinary dividends paid during the fiscal year ended December 31, 2020 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the portfolio hereby reports $3.1527 per share as a long-term capital gain distribution paid on March 25, 2020.

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 20-21, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of science and technology funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all science and technology funds underlying VIPs (the “Performance Universe”), all for various periods ended May 31st, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all other science and technology funds underlying VIPs with similar 12b-

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Universe medians in certain periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices, and it was noted that the fund’s returns were above the returns of the S&P 500 index in 5 of the 10 calendar years shown and above the returns of the NYSE Technology Index in 4 of the 10 calendar years shown. The Board also noted that an additional primary portfolio manager had been added in March 2019 and that the fund’s relative performance for the one-year period ended May 31, 2020 had improved, with the fund ranking higher within the Performance Group and Performance Universe than in certain other performance periods.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were lower than the Expense Group and Expense Universe total expenses medians.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also

30

had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board considered the Adviser’s efforts to improve fund performance and the other considerations described above, including comparisons to the fund’s benchmark indices.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

———————

Francine J. Bovich (69)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 66

———————

J. Charles Cardona (65)
Board Member (2014)
Principal Occupation During Past 5 Years:

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (since 2019)

• President and Director of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman (2013 – 2016) Director (2005-2016) and Executive Vice President (2006-2015) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

No. of Portfolios for which Board Member Serves: 38

———————

Gordon J. Davis (79)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 48

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Andrew J. Donohue (70)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

• Attorney, Solo Law Practice (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 52

———————

Isabel P. Dunst (73)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Member of the Board of Governors, Hebrew Union College Jewish Institute of Religion (2015-Present)

• Board Member, Bend the ARC, a civil rights organization, (2016- Present)

No. of Portfolios for which Board Member Serves: 30

———————

Nathan Leventhal (77)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 44

———————

34

Robin A. Melvin (57)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-Chair, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 - 2020); Board member, Mentor Illinois (2013-2020)

• Trustee, Westover School, a private girls' boarding school in Middlebury, Connecticut (2019-Present)

No. of Portfolios for which Board Member Serves: 87

———————

Roslyn M. Watson (71)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 52

———————

Benaree Pratt Wiley (74)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

35

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of the BNY Mellon since April 2004.

36

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

37

For More Information

BNY Mellon Investment Portfolios, Technology Growth Portfolio
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0175AR1220

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $145,352 in 2019 and $104,559 in 2020.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $36,908 in 2019 and $31,456 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $12,160 in 2019 and $9,441 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $57 in 2019 and $0 in 2020.  [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $605,259 in 2019 and $1,264,899 in 2020.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Portfolios

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 8, 2021

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 8, 2021

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)